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                                                                Exhibit 10.10













                  SWISHER INTERNATIONAL, INC.
                  SUPPLEMENTAL PENSION PROGRAM




                Effective as of October 31, 1995





















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October 18, 1995

                                SWISHER INTERNATIONAL, INC.
                               SUPPLEMENTAL PENSION PROGRAM


                                     TABLE OF CONTENTS


ARTICLE I      PURPOSE.......................................................  1

ARTICLE II     DEFINITIONS...................................................  3

ARTICLE III    PARTICIPATION.................................................  6

ARTICLE IV     BENEFIT REQUIREMENTS AND PAYMENTS.............................  8

ARTICLE V      GENERAL MATTERS............................................... 13

ARTICLE VI     FUNDING....................................................... 15

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                           ARTICLE I
                            PURPOSE

1.1  Effective as of October 31, 1995, Swisher International, Inc. adopts the

     Swisher International, Inc. Supplemental Pension Program (the "Plan") to

     provide retirement benefits for selected employees including employees of

     Swisher International, Inc. formerly covered under the American

     Maize-Products Company Supplemental Pension Program as of October 31, 1995.

1.2  The Plan is intended to constitute a non-qualified supplemental retirement plan for "a select group of management or highly compensated employees" as that term is used in the Employee Retirement Income Security Act of 1974.

1.3  The purpose of the Supplemental Pension Program is to:

     (a)  Provide the amount of benefits that would have been provided under the

          Retirement Plan but for the limitations on benefits imposed by

          Sections 415(b) and (e) of the Internal Revenue Code (the "Code") and

          the limitation on compensation imposed by Section 410(a)(17) of the

          Code;

     (b)  Provide a supplement to the pension benefits of a Participant who has been transferred from an operating unit of American Maize-Products

          Company ("Maize") while the Company is a wholly owned subsidiary of

          Maize to the Company and for whom such transfer has caused a change of participation in the Retirement Plan;

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     (c)  Provide a supplement to the pension benefits of a Participant whose future benefits under the Retirement Plan have been reduced by reason of the amendments to the Retirement Plan's benefit formula pursuant to the Tax Reform Act of 1986; and

     (d)  Provide a supplement to the pension benefits of those Participants who are Division Presidents while the Company is a wholly owned subsidiary of Maize.

                               2

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                           ARTICLE II

                          DEFINITIONS

Where the following words and phrases appear in the Supplemental Pension

Program, they shall have the respective meaning as set forth below unless the context clearly indicates the contrary.  Except to the extent otherwise indicated, and to the extent otherwise inappropriate, the Retirement Plan and the provisions thereof, are hereby incorporated by reference.

2.1  "BENEFICIARY" means the person or persons designated by the Participant under the Retirement Plan to receive benefits in the event of the

      Participant's death.

2.2  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.  Reference to a specific provision of the Code shall include such provision, any valid regulation or ruling promulgated thereunder and any comparable provision of future law that amends, supplements or supersedes such provision.

2.3  "COMPANY" means Swisher International, Inc. and/or its divisions,

      wholly-owned subsidiaries, and any successor to Swisher International,

      Inc. by merger, purchase, reorganization or otherwise.

2.4  "DISCHARGE FOR CAUSE" means discharge from the Company because of a willful dishonest act which resulted in a significant injury to the Company's business, reputation or financial structure.

2.5  "DIVISION PRESIDENT" means the President of the Company who is designated as a "Division President" by the Supplemental Pension Program Committee

      while the Company is a wholly owned subsidiary of Maize.

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2.6  "EARNINGS HISTORY" means the total of bonus and, for each month, base salary whether paid or scheduled to be paid and deferred, during the

      Participant's entire period of employment with the Company.

2.7  "EFFECTIVE DATE" means October 31, 1995.

2.8  "EMPLOYEE" means an employee of the Company on whose behalf benefits are payable under the Retirement Plan.

2.9  "ERISA" means the Employee Retirement Income Security Act of 1974, as

      amended from time to time.  Reference to a specific provision of ERISA shall include such provision, any valid regulation or ruling promulgated thereunder and any comparable provision of future law that amends,

      supplements or supersedes such provision.

2.10 "MAIZE SUPPLEMENTAL PLAN" means the American Maize-Products Company

      Supplemental Pension Program.

2.11 "PARTICIPANT" means an Employee who has met the eligibility requirements for participation in the Supplemental Pension Program pursuant to Article

      III.

2.12 "PLAN YEAR" means the calendar year.

2.13 "RETIREMENT PLAN" means each qualified defined benefit pension plan,

      under which the Participant or his Beneficiary is entitled to receive benefits in any form, (a) sponsored by the Company or (b) sponsored by

      Maize and as in effect on the last day the Company is a wholly owned subsidiary of Maize.

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2.14 "SUPPLEMENTAL PENSION PROGRAM" means this, the Swisher International, Inc.

      Supplemental Pension Program as set forth herein and as may be amended from time to time.

2.15 "SUPPLEMENTAL PENSION PROGRAM COMMITTEE" means (a) the Pension Committee of the board of directors of Swisher International, Inc. or (b) for such period as control of Plan assets is to reside with the Pension Committee of the board of directors of American Maize-Products Company as provided in resolutions adopted by both companies, such Pension Committee.


                               5

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                          ARTICLE III
                         PARTICIPATION

3.1  The following Employees shall qualify for participation:

     (a)  An Employee on whose behalf benefits are payable under the Retirement

          Plan and who has at least $119,544.65 (or such other amount as is in effect for such Plan Year) in the aggregate of base salary and bonus whether paid or deferred, during a calendar year;

     (b)  An Employee who meets the requirements of 3.1(a) whose transfer from one operating unit of the Company to another operating unit of the

          Company has caused a change of participation in the Retirement Plan;

     (c)  An Employee who is a Division President;

     (d)  An Employee of the Company who was a participant in the Maize

          Supplemental Pension Plan on October 31, 1995 and with respect to whom assets and liabilities from such plan have been transferred to this

          Plan as of October 31, 1995, or within 180 days after the date the

          Company is no longer a wholly owned subsidiary of Maize pursuant to an agreement between the Company and Maize.


     As of the first day of each Plan Year beginning after 1995, the $119,544.65 amount specified in (a) above shall be adjusted by the Supplemental Pension

     Program Committee to fully reflect changes in the Consumer Price Index.

3.2  Upon qualifying for participation, the affected Employee, other than an employee described in (d) above, shall be so notified by the President of

     Swisher International, Inc.
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3.3  An Employee who has become a Participant shall remain a Participant so long as benefits are contingently payable to or with respect to such Participant under the Supplemental Pension Program.

                               7

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                           ARTICLE IV
               BENEFIT REQUIREMENTS AND PAYMENTS

4.1  A Participant whose benefits under the Retirement Plan are limited because of the application of Sections 401(a)(17) or 415(b) or (e) of the Code

     shall be entitled to receive a monthly benefit from this Supplemental

     Pension Program equal to (a) below minus (b) below:

     (a)  the retirement income that would have been payable to or with respect to the Participant under the Retirement Plan had:

          (i)  the limitations imposed by Section 401(a)(17) of the Code on the amount of the Participant's earnings that may be

               included in the term "Compensation (Earnings)" under the

               Retirement Plan (limited to that earned to date of last

               participation in any applicable Retirement Plan), not been applicable; and

          (ii) the limitations on benefits imposed by Sections 415(b) or

               (e) of the Code on the Retirement Plan not been applicable.

     (b)  the retirement income payable to or with respect to the Participant under the Retirement Plan.

4.2  A Participant who has participated in two or more Retirement Plans and who ceases employment with the Company shall be entitled to receive a monthly benefit from this Supplemental Pension Program equal to the greater of (a)

     below or (b) below, minus (c) below:

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     (a)  the total of the monthly benefits payable to or with respect to the
          Participant under all Retirement Plans in which he or she

          participated, substituting the Participant's Earnings History in place of that actually used by each applicable Retirement Plan; or

     (b)  the greatest of the monthly benefits payable to or with respect to the

          Participant under any of the Retirement Plans in which he or she participated, based on the following assumptions:

          (i)  the Participant's aggregate period of service (recognized under all Retirement Plans) is recognized under each

               Retirement Plan; and

          (ii) the Participant's aggregate Earnings History is substituted in place of his or her Earnings History recognized by each

               Retirement Plan;

     (c)  the total actual monthly benefits the Participant receives from the

          Retirement Plans.

     (d)  This provision shall not apply to any Participant who is transferred to or employed by the Company on a date after the Company is no longer a wholly owned subsidiary of Maize.

4.3  A Participant whose benefits under the Retirement Plan are less than they would have been due to the change of the benefits formula under the

     Retirement Plan effective as of January 1, 1989, shall be entitled to receive a monthly benefit from this Supplemental Pension Program equal to

     (a) below minus (b) below based on the assumption that Sections 401(a)(17)

     and 415(b) and (e) of the Code (limitations on compensation or earnings and benefits respectively) do not apply to these calculations:

                               9

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     (a)  the monthly benefits that would have been payable to or with respect to the Participant under the Retirement Plan had the benefits formula not been amended as of January 1, 1989, based on:

          (i)  the Participant's Earnings History (limited to that earned to date of last participation in any applicable Retirement

               Plan); and

          (ii) the Participant's period of service under the Retirement

               Plan through December 31, 1988 (up to the maximum years

               stated in that plan);

     (b)  the monthly benefits that would be payable to or with respect to the

          Participant under the Retirement Plan benefits formula as amended effective January 1, 1989, based on:

          (i)  the Participant's Earnings History (limited to that earned to date of last participation in any applicable Retirement

               Plan); and

          (ii) the Participant's period of service under the Retirement

               Plan through December 31, 1988 (up to the maximum years

               stated in that plan).

4.4  A Participant who is a Division President and who was a Participant under the Maize Supplemental Plan on October 31, 1995 shall be entitled to receive a monthly benefit from this Supplemental Pension Program equal to

     (a) below minus (b) below as limited by (c) below:

     (a)  the monthly benefits that would have been payable to or with respect to the Participant under the American Maize-Products Company

          Retirement Plan had he or she been a participant in such plan, based on:
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          (i)  the Participant' Earnings History; and

          (ii) the Participant's period of service (up to 30 years);

     (b)  the retirement income payable to or with respect to the Participant under a Retirement Plan other than the American Maize-Products Company

          Retirement Plan;

     (c)  the benefits accrued under this Section 4.4 shall be fixed as of the date the Company is no longer a wholly owned subsidiary of Maize based on Earnings History and service to that date.  The affected

          Participant may accumulate additional benefits under any other applicable section of the Plan after such date.

4.5  A Participant may be eligible for a supplement to his or her pension benefit under more than one of Sections 4.1 through and including 4.4, but such Sections shall not be applied so as to result in any duplicative benefits.  An Employee who becomes a Participant after the date on which the Company is no longer a wholly owned subsidiary of Maize shall accumulate benefits under the Plan based solely on his participation in a qualified defined benefit plan sponsored by the Company.

4.6  Pension Benefits under this Article IV shall include all incidents in which payment is made from the Retirement Plan, including but not limited to:

     (a)  Retirement whether normal, early or late;
     (b)  Disability;
     (c)  Death;
     (d)  Other termination of employment; or

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     (e)  Benefits due a Beneficiary.

4.7  If a Participant who is entitled to monthly pension benefits from two or more Retirement Plans selects different forms of benefits and/or contingent annuitants and/or Beneficiaries under those Retirement Plans, the benefit under the Supplemental Pension Program shall be:

     (a)  calculated by converting all benefits from the Retirement Plans to the form used by the Retirement Plan paying the highest actual benefit;

          and

     (b)  paid in such form to the contingent annuitant or Beneficiary used by the Retirement Plan paying the highest actual benefit.

4.8  Subject to the provisions of Section 4.7, a Participant's retirement benefits under this Supplemental Pension Program shall be paid to or with respect to the Participant in the same form and at the same time as the

     Participant's retirement income under the Retirement Plan.  Benefits under this Supplemental Pension Program shall cease coincident with the cessation of benefits to the Participant, contingent annuitant, or his Beneficiary under the Retirement Plan.

4.9  Notwithstanding the preceding provisions of this Article 4, if a

     Participant is terminated from employment as a result of a Discharge for

     Cause, all benefits under this Supplemental Pension Program payable to or with respect to the Participant shall be forfeited.

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                           ARTICLE V
                        GENERAL MATTERS

5.1  Benefits payable under the Supplemental Pension Program will not be subject to assignment, transfer, sale, pledge, encumbrance, alienation or charge by a Participant, contingent annuitant or Beneficiary.

5.2  The Supplemental Pension Program Committee shall be the "administrator" of the Supplemental Pension Program within the meaning of ERISA, and, as such,

     shall be vested with the general administration of the Supplemental Pension

     Program including the exclusive right to interpret the Supplemental Pension

     Program.  The decisions, actions and records of the Supplemental Pension

     Program shall be conclusive and binding upon the Company and all persons having or claiming to have any right or interest in or under the

     Supplemental Pension Program.  Notwithstanding the preceding sentences of this Section 5.2, the Supplemental Pension Program Committee may appoint an officer(s) of the Company to attend to the day-to-day administration of the

     Supplemental Pension Program.

5.3  All expenses of the Supplemental Pension Program will be paid by the

     Company.

5.4  The Supplemental Pension Program may be amended or terminated at any time by the Board of Directors of the Company.  However, no amendment or termination of the Supplemental Pension Program may have a material adverse impact upon the accrued rights of anyone participating in the Supplemental

     Pension Program as of the amendment or termination date, unless he or she consents to such amendment or termination in writing.


     It the Supplemental Pension Program is terminated or amended, so as to reduce future accruals, without three years prior notice to current

     Participants, the Supplemental Pension

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     Program shall continue as described herein with respect to those

     Participant who were Employees as of the date of the notice, until the lesser of three years or the termination of employment of such Participant.

5.5  The Supplemental Pension Program will not affect a Participant's right to participate in any other employee benefit plan or program sponsored by the

     Company, if the Participant is otherwise eligible to participate.

5.6  The Supplemental Pension Program shall be binding on any successor company or companies in the event of the sale, merger or other restructuring of the

     Company.  In the event of the sale of a division or subsidiary of the

     Company, the Supplemental Pension Program shall be binding on the purchasing company.  For purposes of this Section, the word "sale" shall be interpreted to include the sale of assets so as to in effect be a sale of the division or subsidiary of the Company, or of the Company itself.

                               14

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                           ARTICLE VI
                            FUNDING

6.1  Benefits under the Plan will be paid from the general assets of the

     Company.  In the event the Company establishes an advance accrual reserve on its books against the future expense of benefit payments or contributions, or establishes a trust that is subject to the claims of the

     Company's general creditors, such reserve and/or trust shall not under any circumstances be deemed to be an asset of this Plan but, at all times,

     shall remain a part of the general assets of the Company, subject to claims of the Company's creditors.  Neither a Participant nor his or her

     Beneficiary will have any interest in any specific asset of the Company as a result of the Supplemental Pension Program.

IN WITNESS WHEREOF, and as evidence of the adoption of this Supplemental Pension

Program by the Company, it has caused the same to be signed by its officer duly authorized, and its corporate seal to be affixed this 31st day of October, 1995.

ATTEST:                                      Swisher International, Inc.


 /s/ ROBERT STEPHAN                          By:   /s/ JANE DOWNEY
--------------------------------                  -----------------------
     Secretary                                    Vice President

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